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                                                                     Ex. 10.13

                First Amendment to Credit Terms and Conditions
                            and Attachment Thereto

This First Amendment ("Amendment") amends that certain Credit Terms and Conditions, ("Credit Terms and Conditions") dated June 25, 1999, by and between Imperial Bank ("Bank") and Silicon Laboratories, Inc. ("Borrower") and the Commitment Letter attached thereto dated April 19, 1999 (the "Commitment Letter"), (collectively herein the Credit Terms and Conditions and the Commitment Letter are referred to as the "Agreement") as follows:

1. The last paragraph of the Credit Terms and Conditions is hereby amended in full to read as follows:

       "The Commitment Letter dated, December 9, 1999 as may be amended or replaced, (the "Letter") is attached hereto and incorporated herein by this reference for additional terms. In the event of a conflict between this Agreement and the term of the Letter shall take precedence."

2.     Except as provided above, the Agreement remains unchanged.

3. This Amendment is effective as of December 16, 1999, and the parties hereby confirm that the Agreement as amended is in full force and effect.

SILICON LABORATORIES, INC.

By: /s/ Navdeep S. Sooch
   ----------------------------------------
Name: Navdeep S. Sooch
     --------------------------------------
Title: Chairman and Chief Executive Officer
      -------------------------------------

By: /s/ John McGovern
   ----------------------------------------
Name: John McGovern
     --------------------------------------
Title: Chief Financial Officer
      -------------------------------------


IMPERIAL BANK

By: /s/ Chris Jacomino
   ----------------------------------------
Name: Chris Jacomino
     --------------------------------------
      Commercial Loan Officer

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